UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2017

REDWOOD TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13759	68-0329422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Belvedere Place

Suite 300

Mill Valley, California 94941

(Address of principal executive offices and Zip Code)

(415) 389-7373

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2017, Redwood Trust, Inc. (the “Company”) announced that Martin S. Hughes will retire from the position of Chief Executive Officer of the Company effective on May 22, 2018. Additionally, on May 22, 2018, Mr. Hughes will retire from the Board of Directors of the Company and will not stand for reelection at the 2018 Annual Meeting. Following his retirement from the Chief Executive Officer position, Mr. Hughes is expected to remain employed with the Company in an advisory role for a period of two years.

In connection with Mr. Hughes’ retirement, the Board of Directors announced on December 4, 2017 that Christopher J. Abate will be named Chief Executive Officer on May 22, 2018. In addition, on May 22, 2018, Dashiell I. Robinson will be promoted to President. In connection with these promotions, the Company anticipates that it will enter into amendments to the executive employment agreements with Mr. Abate and Mr. Robinson, respectively, to reflect their title changes, and the Compensation Committee will review their compensation in 2018 in connection with the effective date of their title and role changes.

Further information relating to Mr. Abate and Mr. Robinson that is responsive to the requirements of Item 5.02(c) of Form 8-K is incorporated by reference from (i) the Company’s Proxy Statement for its 2017 Annual Meeting of Stockholders, a copy of which was filed with the SEC on March 21, 2017, and (ii) the Company’s Current Report on Form 8-K filed with the SEC on August 11, 2017.

In connection with the foregoing changes to executive management and the Board of Directors, effective on December 4, 2017, the Board of Directors increased the number of directors constituting the Board of Directors from nine to 10 and elected Mr. Abate as a director, with a term expiring in May 2018, to fill the vacancy on the Board created by the increase in the number of directors. Mr. Abate is expected to be nominated to stand for reelection as a director at the Company’s 2018 Annual Meeting of Stockholders. Mr. Abate will not receive any compensation for his service as a director other than his compensation as an executive officer of the Company.

The Company expects to enter into an amended employment agreement with Mr. Hughes relating to his retirement from serving as Chief Executive Officer.  Under the expected terms of that agreement, Mr. Hughes will retire from his position as Chief Executive Officer of the Company effective on May 22, 2018, and is expected to continue his employment with the Company in an advisory role for a period of two years, expiring on or about May 22, 2020.

Mr. Hughes will continue to be eligible to receive a performance-based annual bonus for his service as Chief Executive Officer for the full year in 2017 as part of the Company’s annual bonus program for executive officers, and he will be eligible to receive a pro-rated performance-based annual bonus for 2018, pro-rated for the period of 2018 during which he serves as Chief Executive Officer. Following his retirement from the Chief Executive Officer position, Mr. Hughes is expected to receive a salary of $150,000 per annum for his employment with the Company in an advisory role. In addition, consistent with the terms of his outstanding Company equity awards, all unvested equity awards held by Mr. Hughes at the time of his retirement, including deferred stock units and performance stock units, will remain outstanding and eligible to vest during his term of employment in an advisory role.

Item 7.01.	Regulation FD Disclosure.

On December 4, 2017, the Company issued a press release announcing its Board of Directors’ intention with respect to 2018 regular quarterly dividends.

On December 4, 2017, the Company issued a press release announcing the executive management changes described above in Item 5.02, as well as the changes to the composition of its Board of Directors described above in Item 5.02.

The information contained in this Item 7.01 and the attached Exhibits 99.1 and 99.2 is furnished to and not filed with the Securities and Exchange Commission, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement: This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements related to anticipated changes to executive employment agreements and compensation. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “believe,” “intend,” “seek,” “plan” and similar expressions or their negative forms, or by references to strategy, plans, or intentions. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2016 and our Quarterly Reports on Form 10-Q for the quarters ended June 30, 2017 and September 30, 2017, under the caption “Risk Factors.” Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected may be described from time to time in reports we file with the Securities and Exchange Commission (SEC), including reports on Forms 10-Q and 8-K. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Important factors, among others, that may affect our actual results include: the pace at which we redeploy our available capital into new investments; interest rate volatility, changes in credit spreads, and changes in liquidity in the market for real estate securities and loans; changes in the demand from investors for residential mortgages and investments, and our ability to distribute residential mortgages through our whole-loan distribution channel; our ability to finance our investments in securities and our acquisition of residential mortgages with short-term debt; changes in the values of assets we own; general economic trends, the performance of the housing, real estate, mortgage, credit, and broader financial markets, and their effects on the prices of earning assets and the credit status of borrowers; federal and state legislative and regulatory developments, and the actions of governmental authorities, including the new U.S. presidential administration, and in particular those affecting the mortgage industry or our business (including, but not limited to, the Federal Housing Finance Agency’s rules relating to FHLB membership requirements and the implications for our captive insurance subsidiary’s membership in the FHLB); strategic business and capital deployment decisions we make; developments related to the fixed income and mortgage finance markets and the Federal Reserve’s statements regarding its future open market activity and monetary policy; our exposure to credit risk and the timing of credit losses within our portfolio; the concentration of the credit risks we are exposed to, including due to the structure of assets we hold and the geographical concentration of real estate underlying assets we own; our exposure to adjustable-rate mortgage loans; the efficacy and expense of our efforts to manage or hedge credit risk, interest rate risk, and other financial and operational risks; changes in credit ratings on assets we own and changes in the rating agencies’ credit rating methodologies; changes in interest rates; changes in mortgage prepayment rates; changes in liquidity in the market for real estate securities and loans; our ability to finance the acquisition of real estate-related assets with short-term debt; the ability of counterparties to satisfy their obligations to us; our involvement in securitization transactions, the profitability of those transactions, and the risks we are exposed to in engaging in securitization transactions; exposure to claims and litigation, including litigation arising from our involvement in securitization transactions; ongoing litigation against various trustees of RMBS transactions; whether we have sufficient liquid assets to meet short-term needs; our ability to successfully compete and retain or attract key personnel; our ability to adapt our business model and strategies to changing circumstances; changes in our investment, financing, and hedging strategies and new risks we may be exposed to if we expand our business activities; our exposure to a disruption or breach of the security of our technology infrastructure and systems; exposure to environmental liabilities; our failure to comply with applicable laws and regulations; our failure to maintain appropriate internal controls over financial reporting and disclosure controls and procedures; the impact on our reputation that could result from our actions or omissions or from those of others; changes in accounting principles and tax rules; our ability to maintain our status as a REIT for tax purposes; limitations imposed on our business due to our REIT status and our status as exempt from registration under the Investment Company Act of 1940; decisions about raising, managing, and distributing capital; and other factors not presently identified.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press Release re: dividends dated December 4, 2017

Exhibit 99.2	Press Release re: executive management and board of director changes dated December 4, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 4, 2017	REDWOOD TRUST, INC.

	By:	/s/ Andrew P. Stone
Andrew P. Stone
Executive Vice President, General Counsel, and Secretary

Exhibit Index

Exhibit No.	Exhibit Title
99.1	Press Release re: dividends dated December 4, 2017

99.2	Press Release re: executive management and board of director changes dated December 4, 2017